SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring Short Duration Government Bond Fund (the “Fund”)

At a meeting held on February 28 - March 1, 2023, the Board of Trustees of the Fund unanimously approved the following changes, effective on or about May 1, 2023:

I. Principal Investment Strategy Changes The two bullets in the section entitled “Fund Summary - Principal Investment Strategies” are deleted and replaced with the following:

Under normal circumstances, we invest:

■	at least 90% of the Fund’s net assets in U.S. Government obligations; and

■	up to 10% of the Fund’s net assets in non-government mortgage- and asset-backed securities.

March 2, 2023	SUP0932 03-23